UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 16, 2004


                             HEALTHSOUTH Corporation
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                                  ------------
                 (State or Other Jurisdiction of Incorporation)

                     1-10315                          63-0860407
          ---------------------------      -----------------------------------
           (Commission File Number)         (IRS Employer Identification No.)


               One HealthSouth Parkway, Birmingham, Alabama 35243
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          (Address of Principal Executive Offices, Including Zip Code)


                                 (205) 967-7116
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              (Registrant's Telephone Number, Including Area Code)
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ITEM 5.  Other Events and Required FD Disclosure.

         On January 16, 2004, HEALTHSOUTH Corporation ("HEALTHSOUTH") entered into a new $355 million Senior Subordinated Credit Agreement, among HEALTHSOUTH, the lenders party thereto and Credit Suisse First Boston, as Administrative Agent and Syndication Agent (the "Credit Agreement"). The Credit Agreement has an interest rate of 10.375% per annum, payable quarterly, with a 7-year maturity, callable after the third year with a premium.

         In connection with entering into the Credit Agreement, HEALTHSOUTH also issued warrants to the lenders to purchase 10 million shares of common stock of HealthSouth pursuant to a Warrant Agreement, dated as of January 16, 2004 (the "Warrant Agreement"), between HEALTHSOUTH and Wells Fargo Bank Northwest, N.A., as Warrant Agent. Each warrant has a term of 10 years from the date of issuance and an exercise price of $6.50 per share. In addition, HEALTHSOUTH entered into a Registration Rights Agreement, dated as of January 16, 2004 (the "Registration Rights Agreement"), among HEALTHSOUTH Corporation and the entities listed on the signature pages thereto as holders of Warrants and Transfer Restricted Securities (as defined therein).

         The Credit Agreement, Warrant Agreement and Registration Rights Agreement are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

See Exhibit Index, which is hereby incorporated by reference.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                   HEALTHSOUTH CORPORATION


                                   By: /s/ Gregory L. Doody
                                       -----------------------------------------
                                       Name:  Gregory L. Doody
                                       Title: Interim Corporate Counsel
                                              and Secretary


                                  Dated: January 20, 2004

                                 Exhibit Index

Exhibit No.                       Description
-----------                       -----------

10.1 Senior Subordinated Credit Agreement, dated as of January 16, 2004, among HEALTHSOUTH Corporation, the lenders party thereto, and Credit Suisse First Boston, as Administrative Agent and Syndication Agent.

10.2 Warrant Agreement, dated as of January 16, 2004, between HEALTHSOUTH Corporation and Wells Fargo Bank Northwest, N.A., as Warrant Agent.

10.3 Registration Rights Agreement, dated as of January 16, 2004, among HEALTHSOUTH Corporation and the entities listed on the signature pages thereto as Holders of Warrants and Transfer Restricted Securities.